Exhibit 99.6.2
                                                                  --------------


                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Grant W. Kurtz, a Director and Chief Executive Officer of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.

                                          /s/ Grant W. Kurtz
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut     )
                            )  :
COUNTY OF   Hartford        )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                          /s/ Cheryl Gillespie
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires on 4/30/2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Donna L. Sawan, a Director, Executive Vice President, Treasurer and Chief Financial Officer of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of July, 2002.

                                          /s/ Donna L. Sawan
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF   Connecticut        )
                              )  :
COUNTY OF  Hartford           )

            On this 2nd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                          /s/ Cheryl Gillespie
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires on 4/30/2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, George M. Bevis, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of July, 2002.


                                          /s/ George M. Bevis
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    New York      )
                          )  :
COUNTY OF   New York      )

            On this 8th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Sheilah C. Esguerra
                                          ----------------------------
                                          Notary Public
[SEAL]                                    Sheilah C. Esguerra
                                          Notary Public, State of New York
                                          No. 01ES6059959
                                          Qualified in New York County
                                          Commission Expires on June 11, 2003

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Joseph D. Blair, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.


                                          /s/ Joseph D. Blair
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    New York      )
                          )  :
COUNTY OF   Queens        )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ William F. Kraus
                                          ----------------------------
                                          Notary Public
[SEAL]                                    William F. Kraus
                                          Notary Public, State of New York
                                          No. 41-4922742
                                          Qualified in Queens County
                                          Commission Expires March 14, 2004

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Harry M. Canavesi, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of July, 2002.


                                          /s/ Harry M. Canavesi
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Pensylvania   )
                          )  :
COUNTY OF   Beaver        )

            On this 8th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Lacey Canavesi
                                          ----------------------------
                                          Notary Public
[SEAL]                                    Lacey Canavesi, Notary Public
                                          Beaver Boro, Beaver County
                                          My Commission Expires August 8, 2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, William A. Cholawa, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.


                                          /s/ William A. Cholawa
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          )  :
COUNTY OF   Hartford      )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Cheryl Gillespie
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires on 4/30/2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Allan M. Fink, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.


                                          /s/ Allan M. Fink
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          )  :
COUNTY OF   Hartford      )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Cheryl Gillespie
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires on 4/30/2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Gay B. Foster, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of July, 2002.


                                          /s/ Gay B. Foster
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          )  :
COUNTY OF   Hartford      )

            On this 8th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Cheryl Gillespie
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires on 4/30/2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Bernard T. Gacona, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.


                                          /s/ Bernard T. Gacona
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          )  :
COUNTY OF   Hartford      )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Diana Hansen
                                          ----------------------------
                                          Notary Public

[SEAL]                                    Commission Expires on 7/1/2006

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Lee G. Kuckro, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.


                                          /s/ Lee G. Kuckro
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          )  :
COUNTY OF   Hartford      )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Cheryl Gillespie
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires on 4/30/2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Judith McCann, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.


                                          /s/ Judith McCann
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    New York      )
                          )  :
COUNTY OF   Suffolk       )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Dennis McCann
                                          ----------------------------
                                          Notary Public
[SEAL]                                    Dennis McCann
                                          Notary Public, State of New York
                                          No. 24-7792875
                                          Qualified in Suffolk County
                                          Commission Expires June 30, 2004

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Robert D. Meyers, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of July, 2002.


                                          /s/ Robert D. Meyers
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Ohio          )
                          )  :
COUNTY OF   Franklin      )

            On this 5th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Heather L. Cooper
                                          ----------------------------
                                          Notary Public
[SEAL]                                    Heather L. Cooper
                                          Notary Public, State of Ohio
                                          My Commission Expires April 24, 2003

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Robert Mikkelson, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of July, 2002.


                                          /s/ Robert Mikkelson
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    New York      )
                          )  :
COUNTY OF   New York      )

            On this 8th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Sheilah C. Esguerra
                                          ----------------------------
                                          Notary Public
[SEAL]                                    Sheilah C. Esguerra
                                          Notary Public, State of New York
                                          No. 01ES6059959
                                          Qualified in New York County

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Daniel J. Mullane, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of July, 2002.


                                          /s/ Daniel J. Mullane
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          )  :
COUNTY OF   Hartford      )

            On this 8th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Cheryl Gillespie
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires on 4/30/2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Steven Nussbaum, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.


                                          /s/ Steven Nussbaum
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          )  :
COUNTY OF   Fairfield     )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Kathleen McKee
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires June 30, 2004

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Robert F. Olsen, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.


                                          /s/ Robert F. Olsen
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          )  :
COUNTY OF   Hartford      )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Donna L. Wojtyna
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires: 5/31/2006

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, James R. Orvis, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.


                                          /s/ James R. Orvis
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          )  :
COUNTY OF   Hartford      )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Cheryl Gillespie
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires on 4/30/2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, James M. Pucci, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of July, 2002.

                                         /s/ James M. Pucci
                                         ----------------------------
                                         (PLEASE SIGN HERE)

STATE OF    New York      )
                          )  :
COUNTY OF   Orange        )

            On this 5th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                         /s/ Michael A. Smith
                                         ----------------------------
                                         Notary Public
[SEAL]                                   Michael A. Smith
                                         Notary Public in the State of New York
                                         County of Orange
                                         My Commission Expires on April 30, 2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Jay H. Salkin, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.

                                          /s/ Jay H. Salkin
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Maryland      )
                          )  :
COUNTY OF   Baltimore     )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Diana Allen Ho
                                          ----------------------------
                                          Notary Public

[SEAL]

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Phillip M. Skidmore, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of July, 2002.

                                          /s/ Phillip M. Skidmore
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Connecticut   )
                          )  :
COUNTY OF   Hartford      )

            On this 8th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Cheryl Gillespie
                                          ----------------------------
                                          Notary Public

[SEAL]                                    My Commission Expires on 4/30/2005

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Michael J. Vogelzang, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.

                                          /s/ Michael J. Vogelzang
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    Massachusetts  )
                           )  :
COUNTY OF   Suffolk        )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Marcia Krista Dalton
                                          ----------------------------
                                          Notary Public
[SEAL]

                                POWER OF ATTORNEY
                                -----------------



            KNOW ALL MEN BY THESE PRESENTS THAT I, Doron Young, a Director of Advest, Inc., a Delaware corporation (the "Sponsor"), hereby constitute and appoint Alexandra Lebenthal, David A. Horowitz and David G. Wojdyl, or any other person who is an officer and/or director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 165 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of July, 2002.

                                          /s/ Doron Young
                                          ----------------------------
                                          (PLEASE SIGN HERE)

STATE OF    New York      )
                          )  :
COUNTY OF   New York      )

            On this 3rd day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                          /s/ Sheilah C. Esguerra
                                          ----------------------------
                                          Notary Public
[SEAL]                                    Sheilah C. Esguerra
                                          Notary Public, State of New York
                                          No. 01ES6059959
                                          Qualified in New York County